                                                                   EXHIBIT 10.34


                   SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

         This Amendment to Employment Agreement (this "Amendment") is made as of the 13th day of March 1995, between FIRST FINANCIAL MANAGEMENT CORPORATION, a Georgia corporation ("FFMC"), and PATRICK H. THOMAS (the "Executive"), to further amend the Employment Agreement, dated March 22, 1994, between FFMC and the Executive (the "Employment Agreement").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Amendment to Employment Agreement, dated December 21, 1994, between FFMC and the Executive (the "First Amendment"), the Employment Agreement was amended deleting subsections (b) and (g) of Section 3 in their entirety, thereby eliminating FFMC's obligations to make the Restricted Stock Award of 472,500 shares of the Common Stock and a Restricted Stock Award of 500,000 shares of FFMC Common Stock pursuant to Restricted Award Agreements, dated March 22, 1994);

         WHEREAS, the Restricted Stock Awards granted under the Employment Agreement were in fact rescinded and cancelled by agreement of FFMC and the Executive and the Restricted Stock Award Agreement, dated as of March 22, 1994, between FFMC and the Executive (governing the Restricted Stock Award of 472,500 shares of FFMC Common Stock) and the Restricted Stock Award Agreement, dated as of March 22, 1994, between FFMC and the Executive (governing the Restricted Stock Award of 500,000 shares of FFMC Common Stock) were in fact rescinded and cancelled by agreement of FFMC and the Executive, and all rights of the Executive thereunder were in fact terminated;

         WHEREAS, FFMC and the Executive have negotiated a mutually satisfactory incentive compensation arrangement for the Executive covering the 1995-1999 term of the Employment Agreement;

         WHEREAS, the parties desire to further amend the Employment Agreement and to take other necessary and appropriate actions to implement such incentive compensation arrangements;

         NOW, THEREFORE, in consideration of the mutual promises herein, the parties hereto agree as follows:

                               A G R E E M E N T

         1. All capitalized terms used herein shall have the same meanings ascribed to them in the Employment Agreement and the First Amendment.

         2. As an incentive compensation arrangement for the Executive for the 1995-1999 term of the Employment Agreement, as amended:

                 (a) As an incentive bonus for services during 1995, the Compensation Committee of the FFMC Board of Directors (the "Committee") shall make an award to the Executive of 94,500 restricted shares under the 1988 Incentive Stock Plan (the "Plan") pursuant to a Restricted Stock Award Agreement in the form attached hereto as Exhibit A.

                 (b) As additional incentive compensation for the term of the Employment Agreement, the Committee shall make an award to the Executive of 500,000 restricted shares under the Plan pursuant to a Restricted Stock Award Agreement in the form attached hereto as Exhibit B;

                 (c) The Compensation Committee shall consider granting or awarding to the Executive an annual incentive bonus for each of the years 1996 through 1999 in the form of cash, restricted shares or other forms of incentives, subject to achievement by FFMC of a performance goal for the respective year, all as determined by the Committee in its discretion. The amount payable to the Executive pursuant to any such award (including the award referred to in paragraph 2(a) above) or its value at the time of vesting shall be included as part of the Executive's Current Total Annual Compensation for purposes of the Employment Agreement, including but not limited to
         Section 5 thereof.

         3.      Section 5(f)(iv)(B) is hereby changed to read as follows:

                 (B) A reduction in the overall level of the Executive's compensation (consisting of salary and annual bonus, whether in the form of cash or stock incentives) or benefits, including any failure by FFMC during the first three months of any year to agree to pay an annual incentive bonus or to make an annual incentive bonus award in the form of cash, restricted shares or other incentives which will afford the Executive a reasonable opportunity to earn incentive bonus compensation for such year, based on one or more reasonable performance goals relating to financial performance of FFMC or the value of its common stock, reasonably expected to have a value equal to the Executive's annual incentive bonus for the preceding year, assuming for purposes of valuing any bonus whose amount or value is based on the fair market value of FFMC Common Stock that the Fair Market Value of such stock for the year of the award is at least as great as such Fair Market Value for the preceding year. As used herein, Fair Market Value for a year shall be the average closing price for FFMC Common Stock on the New York Stock Exchange for the last ten business days of the year.

         4. Except as expressly modified by this Amendment and the First Amendment, the Employment Agreement shall remain in full force and effect pursuant to its terms.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                        FIRST FINANCIAL MANAGEMENT
                                          CORPORATION

                                        By: Robert E. Coleman
                                            ----------------------------------
                                            Robert E. Coleman, Chairman of the
                                            Compensation Committee

                                        EXECUTIVE

                                        Patrick H. Thomas
                                        --------------------------------------
                                        Patrick H. Thomas

                                   EXHIBIT A

                     FIRST FINANCIAL MANAGEMENT CORPORATION

                        RESTRICTED STOCK AWARD AGREEMENT


         This is an Agreement dated as of March 13, 1995, between First Financial Management Corporation ("FFMC") and Patrick H. Thomas (the "Participant").


BACKGROUND:

The Participant is currently serving as Chairman of the Board, President and Chief Executive Officer of FFMC. FFMC currently has in effect the First Financial Management Corporation 1988 Incentive Stock Plan (the "Plan") which provides for the grant of Restricted Stock Awards of shares of Common Stock, $.10 par value, of FFMC (the "Common Stock") subject to certain restrictions as an incentive for valued employees of FFMC and its subsidiaries. FFMC desires to grant a Restricted Stock Award to the Participant as an incentive bonus for his services during 1995, subject to a performance goal relating to the results of operations of FFMC for 1995, pursuant to the Employment Agreement dated as of March 22, 1994 (the "Employment Agreement") and the Amendments to Employment Agreement dated as of December 21, 1994 and as of March 13, 1995 (the "Amendments to Employment Agreement"), and as an inducement to the continuation by the Participant of his services to FFMC in the future.


AGREEMENT:

Pursuant to the Plan the parties hereto do hereby agree as follows:

1. FFMC hereby grants to the Participant a Restricted Stock Award of Ninety-Four Thousand Five Hundred (94,500) shares of Common Stock (the "Shares") subject to the terms of the Plan and this Agreement.

2.       The Shares are subject to the following restrictions:

         a. None of the Shares may be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered by the Participant, until such restrictions have expired with respect to such Shares as provided in paragraphs 3, 4 and 5.

         b. If at any time the Participant's employment by FFMC terminates prior to expiration of these restrictions pursuant to paragraph 3 or 4 as to any of the Shares for any reason which does not cause these restrictions to expire as provided in paragraph 4, such Shares shall immediately be forfeited to FFMC, and the Participant shall have no further rights with respect thereto.

         c. All dividends payable by FFMC on the Shares shall be held by FFMC and paid to the Participant at such time as the restrictions on such Shares expire.

3. Subject to the provisions of paragraph 5, the expiration of the restrictions contained in paragraph 2 shall expire as to a number of the Shares earned by the Participant for 1995, which shall be determined as follows:

         a. The number of the Shares earned for 1995 shall be equal to 2.5% of FFMC's Pretax Income for 1995 divided by the Fair Market Value of FFMC Common Stock, but in no event shall total more than 94,500 shares. The Fair Market Value of FFMC Common Stock shall be the average closing price for FFMC Common Stock on the New York Stock Exchange for the last 10 business days of 1995.

         b. A number of the Shares equal to the difference between 94,500 and the number of the Shares which are earned for 1995 shall be forfeited to FFMC as of the end of such year.

         c. For purposes of this Agreement, Pretax Income shall be FFMC's income before deduction or provision for income taxes for 1995 computed by FFMC in accordance with generally accepted accounting principles consistently applied, with the following qualifications or adjustments:

                          (i) all gain or loss on the sale of business units or subsidiaries by FFMC shall be excluded;

                          (ii) all restructuring charges incurred by FFMC shall be excluded;

                          (iii)  all costs incurred in connection with
                 pooling-of-interest combinations entered into by FFMC shall be excluded;

                          (iv) all writedowns of goodwill or intangible assets shall be excluded;

                          (v) all expenses incurred in connection with the grant of restricted stock awards to the Participant or the payment of any incentive bonus to the Participant shall be excluded; and

                          (vi) pretax income (loss) from the operations of a discontinued operation prior to the sale of such discontinued operation shall be included. Any disputes about the computation of Pretax Income will be resolved by an independent accounting firm satisfactory to FFMC and the Participant.

4. The restrictions contained in paragraph 2 with respect to the Shares shall expire on the earliest to occur during 1995 of any of the following:

         a. Upon termination of the Participant's employment by FFMC by reason of death or permanent disability, or

         b. The acquisition (other than from FFMC) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, any employee benefit plan of FFMC or its subsidiaries which acquires beneficial ownership of voting securities of FFMC) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either the then outstanding shares of FFMC Common Stock or the combined voting power of FFMC's then outstanding voting securities entitled to vote generally in the election of directors, or

         c. The failure for any reason of individuals who constitute the Incumbent Board to continue to constitute at least a majority of the Board of Directors of FFMC, or

         d. Approval by the stockholders of FFMC of a reorganization, merger or consolidation, in each case, with respect to which the shares of FFMC voting stock outstanding immediately prior to such reorganization, merger or consolidation do not constitute or become exchanged for or converted into more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of FFMC or of the sale of all or substantially all of the assets of FFMC, or

         e. Receipt by the Participant of written notice from the Compensation Committee of the Board of Directors of FFMC (the "Compensation Committee") that such restrictions have been terminated.

         For purposes of the Agreement, the "Incumbent Board" at any time shall mean the persons who are then members of the Board of Directors of FFMC and who (a) are members of the Board of Directors of FFMC as of the date hereof, or (b) become members of the Board of Directors of FFMC hereafter upon election, or nomination for election by FFMC's shareholders, by a vote of at least a majority of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the elections of the directors of FFMC, as such terms are used in Rule 14(a)-11 of Regulation 14A promulgated under the Exchange Act).

5. Notwithstanding any other provision in this Agreement, the restrictions contained in paragraph 2 with respect to any Shares shall not lapse until such time as the Compensation Committee of FFMC has certified in writing that the performance criteria established pursuant to paragraph 3 has been satisfied. The Compensation Committee shall not unreasonably withhold any such certification.

6. For purposes of this Agreement, the Participant's employment by FFMC shall be deemed to terminate at any time when he is no longer employed by FFMC, a subsidiary of FFMC or any corporation or other entity which owns 50% or more of the outstanding common stock of FFMC.

7. As authorized by the Plan, upon the expiration of the restrictions contained in paragraph 2 as to any of the Shares, it shall be mandatory for FFMC to withhold from and not deliver to the Participant an amount of such Shares sufficient to satisfy any federal, state, and local withholding tax requirements, including FICA taxes to the extent applicable, with respect to the expiration of such restrictions, valuing such Shares at current fair market value on the date of withholding. The Compensation Committee hereby consents to any Stock Surrender Withholding Election (as defined in the Plan) hereafter made by the Participant in accordance with the requirements of Section 9 of the Plan with respect to an amount of Shares, valued at current fair market value on the date of surrender of such Shares, equal to the excess of (i) the Participant's estimated federal, state and local tax obligations associated with the expiration of such restrictions, including FICA taxes to the extent applicable, over (ii) the amount of withholding taxes covered by the mandatory Shares withholding provided in this paragraph, subject to the limitation contained in paragraph 8 of this Agreement.

8. The Participant shall be entitled to satisfy estimated tax liabilities in excess of actual federal, state and local withholding requirements pursuant to a Stock Surrender Withholding Election only by the surrender of Shares of FFMC Common Stock held by the Participant for at least six months prior to delivery to FFMC.

9. The Participant agrees that a legend reflecting the restrictions contained in this Agreement shall be placed on any certificate for shares of FFMC stock subject to such restrictions.

10. All certificates issued for the Shares shall be held by the Secretary of FFMC so long as the restrictions set forth in paragraph 2 have not expired. Upon the expiration of such restrictions, the certificates for such amount of the Shares as to which the restrictions have expired, net of the number of Shares withheld to satisfy mandatory tax withholding requirements, shall be delivered to the Participant. If this Agreement requires forfeiture of any of the Shares to FFMC, the Secretary shall take appropriate action to cancel the certificates for the forfeited Shares and restore the forfeited Shares to authorized but unissued shares of Common Stock.

11. Any shares of FFMC Common Stock or other securities of FFMC or any other entity which are issued as a distribution on, or in exchange for, the Shares or into which the Shares are converted as a result of a recapitalization, stock dividend, distribution or securities, stock split or combination of shares or a merger, consolidation of sale of substantially all of the assets of FFMC shall be subject to the restrictions set forth herein, which shall inure to the benefit of any surviving or successor corporation which is the issuer of such securities, unless such restrictions have expired in accordance with the terms of this Agreement.

12. The Participant agrees not to file an election under Section 83(b) of the Internal Revenue Code of 1986 with respect to the Shares.

13. This Agreement shall bind and inure to the benefit of the parties, their heirs, personal representatives, successors in interest and assigns.

         Executed as of the day and year first above written.


                                    FIRST FINANCIAL MANAGEMENT CORPORATION


                                    By:   Robert E. Coleman
                                          -------------------------------------
                                          Robert E. Coleman
                                          Chairman of the Compensation Committee


                                    PARTICIPANT


                                    Patrick H. Thomas
                                    ----------------------------
                                    Patrick H. Thomas

                                   EXHIBIT B

                     FIRST FINANCIAL MANAGEMENT CORPORATION

                        RESTRICTED STOCK AWARD AGREEMENT


         This is an Agreement dated as of March 13, 1995, between First Financial Management Corporation ("FFMC") and Patrick H. Thomas (the "Participant").

BACKGROUND:

The Participant is currently serving as Chairman of the Board, President and Chief Executive Officer of FFMC. FFMC currently has in effect the First Financial Management Corporation 1988 Incentive Stock Plan (the "Plan") which provides for the grant of Restricted Stock Awards of shares of Common Stock, $.10 par value, of FFMC (the "Common Stock") subject to certain restrictions as an incentive for valued employees of FFMC and its subsidiaries. FFMC desires to grant a Restricted Stock Award to the Participant as additional incentive compensation pursuant to the Employment Agreement dated as of March 22, 1994 (the "Employment Agreement") and the Amendments to Employment Agreement dated as of December 21, 1994 and as of March 13, 1995 (the "Amendments to Employment Agreement"), and as an inducement to the continuation by the Participant of his services to FFMC in the future.


AGREEMENT:

Pursuant to the Plan the parties hereto do hereby agree as follows:

1. FFMC hereby grants to the Participant a Restricted Stock Award of Five Hundred Thousand (500,000) shares of Common Stock (the "Shares") subject to the terms of the Plan and this Agreement.

2.       The Shares are subject to the following restrictions:

         a. None of the Shares may be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered by the Participant until such restrictions have expired with respect to such Shares as provided in paragraphs 3, 4 and 5.

         b. If at any time the Participant's employment by FFMC terminates prior to the expiration of these restrictions pursuant to paragraph 3 or 4 as to any of the Shares for any reason that does not cause these restrictions to expire as provided in paragraph 4, such Shares shall immediately be forfeited to FFMC, and the Participant shall have no further rights with respect thereto.

         c. All dividends payable by FFMC on the Shares shall be held by FFMC and paid to the Participant at such time as the restrictions for such Shares expire.

3. Subject to the provisions of paragraph 5, the restrictions contained in paragraph 2 shall expire as to the total shares subject to this award on December 31, 1999 if:

         a. FFMC's Pretax Income, as defined in paragraph 9, for 1995 is greater than or equal to $300 million; and


         b. The Participant's employment by FFMC continues until December 31, 1999.

         If the condition specified in subparagraph a of this paragraph is not satisfied, all the Shares shall be forfeited to FFMC as of December 31, 1995.

4. The restrictions contained in paragraph 2 with respect to any of the Shares that have not been previously forfeited as provided herein shall expire on the earliest to occur of any of the following:

         a. Upon termination of the Participant's employment by FFMC by reason of death or permanent disability, or

         b. The acquisition (other than from FFMC) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, any employee benefit plan of FFMC or its subsidiaries which acquires beneficial ownership of voting securities of FFMC) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either the then outstanding shares of FFMC Common Stock or the combined voting power of FFMC's then outstanding voting securities entitled to vote generally in the election of directors, or

         c. The failure for any reason of individuals who constitute the Incumbent Board to continue to constitute at least a majority of the Board of Directors of FFMC, or

         d. Approval by the stockholders of FFMC of a reorganization, merger or consolidation, in each case, with respect to which the shares of FFMC voting stock outstanding immediately prior to such reorganization, merger or consolidation do not constitute or become exchanged for or converted into more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of FFMC or of the sale of all or substantially all of the assets of FFMC, or

         e. Termination of Participant's employment under the Employment Agreement as described in Section 5(b)(i) or (ii) of the Employment Agreement; provided, however, that in the event of such termination, the restrictions contained in paragraph 2 shall expire only with respect to a number of Shares determined as follows:

                 (1)      100,000, if such termination occurs during 1996;

                 (2)      200,000, if such termination occurs during 1997;

                 (3)      300,000, if such termination occurs during 1998; or

                 (4)      400,000, if such termination occurs during 1999.

         f. Receipt by the Participant of written notice from the Compensation Committee of the Board of Directors of FFMC (the "Compensation Committee") that the restrictions have been terminated.

         For purposes of this Agreement, the "Incumbent Board" at any time shall mean the persons who are then members of the Board of Directors of FFMC and who (a) are members of the Board of Directors of FFMC as of the date hereof, or (b) become members of the Board of Directors of FFMC hereafter upon election, or nomination for election by FFMC's shareholders, by a vote of at least a majority of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the elections of the directors of FFMC, as such terms are used in Rule 14(a)-11 of Regulation 14A promulgated under the Exchange Act).

5. Notwithstanding any other provision in this Agreement, the restrictions contained in paragraph 2 shall not lapse until such time as the Compensation Committee of FFMC has certified in writing that the performance goal established in paragraph 3(a) has been satisfied. The Compensation Committee shall not unreasonably withhold any such certification.

6. For purposes of this Agreement, the Participant's employment by FFMC shall be deemed to terminate at any time when he is no longer employed by FFMC, a subsidiary of FFMC or any corporation or other entity which owns 50% or more of the outstanding common stock of FFMC.

7. As authorized by the Plan, upon the expiration of the restrictions contained in paragraph 2 as to any of the Shares, it shall be mandatory for FFMC to withhold from and not deliver to the Participant an amount of such Shares sufficient to satisfy any federal, state, and local withholding tax requirements, including FICA taxes to the extent applicable, with respect to the expiration of such restrictions, valuing such Shares at current fair market value on the date of withholding. The Compensation Committee hereby consents to any Stock Surrender Withholding Election (as defined in the Plan) hereafter made by the Participant in accordance with the requirements of Section 9 of the Plan with respect to an amount of Shares, valued at current fair market value on the date of surrender of such Shares, equal to the excess of (i) the Participant's estimated federal, state and local tax obligations associated with the expiration of such restrictions, including FICA taxes to the extent applicable, over (ii) the amount of withholding taxes covered by the mandatory Shares withholding provided in this paragraph, subject to the limitation contained in paragraph 8 of this Agreement.

8. The Participant shall be entitled to satisfy estimated tax liabilities in excess of actual federal, state and local withholding tax requirements through a Stock Surrender Withholding Election only by the surrender of Shares of FFMC Common Stock held by the Participant for at least six months prior to delivery to FFMC.

9. For purposes of this Agreement, Pretax Income shall be FFMC's pretax income for the applicable calendar year computed by FFMC in accordance with generally accepted accounting principles consistently applied, with the following qualifications or adjustments:

                 (i) all gain or loss on the sale of business units or subsidiaries by FFMC shall be excluded;

                 (ii) all restructuring charges incurred by FFMC shall be excluded;

                 (iii)  all costs incurred in connection with
         pooling-of-interest combinations entered into by FFMC shall be excluded;

                 (iv) all writedowns of goodwill or intangible assets shall be excluded;

                 (v) all expenses incurred in connection with the grant of restricted stock awards to the Participant or the payment of any incentive bonus to the Participant shall be excluded; and

                 (vi) pretax income (loss) from the operations of a discontinued operation prior to the sale of such discontinued operation shall be included.

         Any disputes about the computation of Pretax Income will be resolved by an independent accounting firm satisfactory to FFMC and the Participant.

10. The Participant agrees that a legend reflecting the restrictions contained in this Agreement shall be placed on any certificate for shares of FFMC stock subject to such restrictions.

11. All certificates issued for the Shares shall be held by the Secretary of FFMC so long as the restrictions set forth in paragraph 2 have not expired. Upon the expiration of such restrictions, the certificates for such amount of the Shares as to which the restrictions have expired, net of the number of Shares withheld to satisfy mandatory tax withholding requirements, shall be delivered to the Participant. If this Agreement requires forfeiture of any of the Shares to FFMC, the Secretary shall take appropriate action to cancel the certificates for the forfeited Shares and restore the forfeited Shares to authorized but unissued shares of Common Stock.

12. Any shares of FFMC Common Stock or other securities of FFMC or any other entity which are issued as a distribution on, or in exchange for, the Shares or into which the Shares are converted as a result of a recapitalization, stock dividend, distribution of securities, stock split or combination of shares or a merger, consolidation or sale of substantially all of the assets of FFMC shall be subject to the restrictions set forth herein, which shall inure to the benefit of any surviving or successor corporation which is the issuer of such securities, unless such restrictions have expired in accordance with the terms of this Agreement.

13. The Participant agrees not to file an election under Section 83(b) of the Internal Revenue Code of 1986 with respect to the Shares.

14. This Agreement shall bind and inure to the benefit of the parties, their heirs, personal representatives, successors in interest and assigns.

         Executed as of the day and year first above written.


                                    FIRST FINANCIAL MANAGEMENT CORPORATION

                                    By:   Robert E. Coleman
                                          -------------------------------------
                                          Robert E. Coleman
                                          Chairman of the Compensation Committee


                                    PARTICIPANT



                                    Patrick H. Thomas
                                    ------------------------------------
                                    Patrick H. Thomas